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                              FOURTH AMENDMENT TO
                                      THE
                         GIBBONS COMPANY PROFIT SHARING
                              AND RETIREMENT PLAN

         This Fourth Amendment to the Gibbons Company Profit Sharing and Retirement Plan (the "Plan") is made and entered into this 19th day of December, 1995, by G. G. & R., Inc. (formerly known as the Gibbons Company) ("G.G.&R."), the Sponsoring Employer of the Plan.


                              W I T N E S S E T H:


         WHEREAS, GG&R has heretofore established the Plan (which plan has been amended and restated in its entirety effective for all Plan Years commencing on or after January 1, 1989); and

         WHEREAS, GG&R has reserved the right to amend the Plan in whole or in part; and

         WHEREAS, GG&R now desires to amend the Plan, for the purpose of ceasing all further Elective Deferrals, Employer Matching Contributions and rollovers to the Plan;

         NOW, THEREFORE, in consideration of the foregoing premises GG&R amends the Plan as follows:

         1. Section 5.01 is amended by adding a new sub-paragraph (d) at the end thereof to read as follows:

         (6) Effective for all payroll periods commencing after December 31, 1995, no Elective Deferral amounts shall be withheld from any Participant's compensation or contributed to the Plan by the Employer for any Participant.

         2. Section 5.05 is amended by adding a new sentence at the end thereof to read as follows:





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                 Effective after December 31, 1995, the Plan shall not accept any rollover contribution from any Participant or Employee, regardless of whether the contribution is an "eligible rollover contribution," as defined in Code Section 401(a) (31).

         3. Section 5.06 is amended by adding a new sentence at the end thereof to read as follows:

                 Effective after all Employer Matching Contributions are made with respect to Elective Deferrals contributed for payroll periods beginning prior to January 1, 1996, no further Employer Matching Contributions shall be made to the Plan.

         4. This Amendment shall be effective as of December 1, 1995, and shall apply to the current Plan Year and all Plan Years commencing thereafter.

         5.      In all other respects the Plan is ratified and approved.

         IN WITNESS WHEREOF, GG&R has caused this Amendment to the Plan to be duly executed as of the date and year first above written.


                                           "EMPLOYER"

                                           G. G. & R., Inc.



                                           By:
                                               -------------------------------
                                           Its:  David H. Watts, President
                                                ------------------------------





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